UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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interclick, inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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interclick, inc.
11 West 19th Street, 10th Floor
New York, New York 10011

To The Shareholders of interclick, inc.:

We are pleased to invite you to attend the annual meeting of the shareholders of interclick, inc., which will be held at 10:00 A.M. on June 23, 2011 at the offices of interclick, 11 West 19th Street, 10th Floor, New York, NY 10011, for the following purposes:

1. To elect eight (8) members to our Board of Directors;

2. To ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for our fiscal year ending 2011;

3. To ratify and approve the 2011 Equity Incentive Plan; and

4. For the transaction of such other matters as may properly come before the Annual Meeting.

interclick’s Board of Directors has fixed the close of business on May 12, 2011 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:00 A.M.  Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.  If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided.  Your vote is very important.

By the Order of the Board of Directors

/s/ Roger Clark
Roger Clark
Chief Financial Officer, Treasurer and Secretary

Dated: May 18, 2011

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  Promptly voting your shares will save interclick the expenses and extra work of additional solicitation.  An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.  Your vote is important, so please act today!

interclick, inc.
11 West 19th Street, 10th Floor
New York, New York 10011
(646) 722-6260

2011 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I Receiving These Materials?

These proxy materials are being sent to the holders of shares of the voting stock of interclick, inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2011 Annual Meeting of Shareholders to be held at 10:00 A.M. on June 23, 2011 at 11 West 19th Street, 10th Floor, New York, NY 10011.  The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about May 23, 2011.  A copy of our Form 10-K/A for the year ended December 31, 2010 has been mailed concurrently with this Proxy Statement.  This Proxy Statement and the Form 10-K/A are available at: http://ir.interclick.com/financials.cfm.

Who is Entitled to Vote?

interclick’s Board has fixed the close of business on May 12, 2011 as the record date for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.  On the record date, there were 24,552,361 shares of common stock outstanding and no shares of preferred stock outstanding.  Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Action Stock Transfer Corporation, you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by interclick.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How Do I Vote?

Shareholders of Record

For your convenience, interclick is offering our record holders three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

 For your convenience, interclick is offering our beneficial owners four methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by telephone. The toll-free number for telephone voting is on your vote instruction form.
3.	Vote by mail. Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the record date, are represented in person or by proxy.  Thus, 12,276,182 shares must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by interclick are not considered outstanding or considered to be present at the Annual Meeting.  If there is not a quorum at the Annual Meeting, our shareholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

With the exception of Proposal 2, the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for our fiscal year ending 2011, all of the proposals to be voted upon at our 2011 Annual Meeting are considered non-routine.

What is an Abstention?

An abstention is a shareholders affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of eight (8) members to our Board of Directors	Plurality of the votes cast (the eight directors receiving the most “For” votes)	No

Ratification of the Appointment of J.H. Cohn LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending 2011	A majority of the votes cast	Yes

Ratification and Approval of the 2011 Equity Incentive Plan	A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to the Secretary of interclick, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: interclick, inc., 11 West 19th Street, 10th Floor, New York, NY 10011, Attention: Secretary, or by facsimile at (646) 395-1777.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by interclick.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.  Because we need a majority of outstanding shares to be present in person or by proxy for a quorum, we have retained the services of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, a professional proxy solicitation firm, for a fee of $6,500 plus customary expenses.

What is “Householding” and How Does it Affect Me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies.  This procedure will reduce our printing costs and postage fees.  Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold interclick stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact:  interclick Inc., 11 West 19th Street, 10th Floor, New York, NY 10011, Attention: Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact interclick as indicated above.

Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ Rights of Appraisal?

interclick shareholders do not have appraisal rights under Delaware law or under the governing documents of interclick.

Can a Shareholder Present a Proposal To Be Considered At the 2012 Annual Meeting?

Under the rules of the SEC, if a shareholder wants us to include a proposal for inclusion in our proxy materials for the 2012 Annual Meeting, your proposal must be submitted in writing by February 11, 2012 to interclick, inc., 11 West 19th Street, 10th Floor, New York, NY 10011, Attention: Secretary. If you wish to submit a proposal that is not to be included in our proxy materials or wish to nominate a director, you must do so no later than the close of business on April 12, 2012 (60 days prior to the one year anniversary of the 2011 Annual Meeting) nor earlier than the close of business on March 13, 2011 (90 days prior to the one year anniversary of the 2011 Annual Meeting). You are also advised to review our Bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our board of the three nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

INFORMATION ABOUT STOCK OWNERSHIP

   How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares of our common stock beneficially owned as of May 9, 2011 by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director (iii) our Named Executive Officers, and (iv) our executive officers and directors as a group.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Directors and Executive Officers:

Common Stock	Michael Katz 11 West 19th Street, 10th Floor New York, NY 10011 (2)(3)(4)	1,179,375	4.7%
Common Stock	Andrew Katz
	4800 T-Rex Avenue Ste. 120 Boca Raton, FL 33431 (2)(5)	317,417	1.3%
Common Stock	Roger Clark
	11 West 19th Street, 10th Floor New York, NY 10011(2)(6)	223,667	*
Common Stock	Michael Brauser 595 S. Federal Hwy., Suite 600 Boca Raton, FL 33432 (3)(7)	472,500	1.9%
Common Stock	Barry Honig 595 S. Federal Hwy., Suite 600 Boca Raton, FL 33432 (3)(8)	102,500	*
Common Stock	Brett Cravatt 324 Bayview Drive Hermosa Beach, CA 90254 (3)(9)	96,875	*
Common Stock	Michael Mathews 224 West 30th Street, Suite 604 New York, NY 10001 (2)(3)(10)	1,195,000	4.7%

Common Stock	Frank Cotroneo 11709 High Drive Leawood, KS 66211 (3)	10,000	*
Common Stock	Dave Hills 425 Brannan Street San Francisco, CA 94107 (3)	10,000	*
Common Stock	Bill Wise 65 Circle Avenue Larchmont, NY 10538 (3)	50,000	*
Common Stock	All directors and executive officers as a group (12 persons)	4,048,900	15.1%
5% Shareholders:
Common Stock	Gerald Unterman 610 Park Avenue, Apt. 16A New York, NY 10065 (11) (12)	2,128,250	8.6%
Common Stock	Penn Capital Management 3 Crescent Drive, Suite 400 Philadelphia, PA 19112 (12)	1,678,864	6.8%
Common Stock	Palo Alto Investors 470 University Avenue Palo Alto, CA 94301 (12)	1,537,772	6.3%
Common Stock	Wellington Management 280 Congress Street Boston, MA 02210 (12)	1,297,762	5.3%

* Less than 1%

(1)
Applicable percentages are based on 24,537,360 shares outstanding adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or otherwise. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days after the date of this report are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, interclick believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

(2)	A named executive officer.
(3)	A director.
(4)	Includes 309,375 shares issuable upon exercise of options that are exercisable within 60 days of the date of this report.
(5)	Includes 244,792 shares issuable upon exercise of options that are exercisable within 60 days of the date of this report.
(6)	Includes 166,667 shares issuable upon exercise of options that are exercisable within 60 days of the date of this report.
(7)
Includes 62,500 shares issuable upon exercise of options that are exercisable within 60 days of the date of this report. Also includes: (i) 106,750 shares held in a Partnership of which Mr. Brauser is the General Partner, (ii) 32,000 shares held jointly with his wife and (iii) 225,000 shares held by a trust whereby his wife is the trustee and beneficiary.

(8)
Includes 62,500 shares issuable upon exercise of options that are exercisable within 60 days of the date of this report. Does not include shares beneficially owned by Mr. Honig’s father, Alan Honig. Mr. Alan Honig beneficially owns less than 5% of our common stock for various accounts including as custodian for Mr. Barry Honig’s minor children. Mr. Barry Honig disclaims the beneficial ownership of any shares held by his father, Mr. Alan Honig.

(9)	Includes 84,375 shares issuable upon exercise of options that are exercisable within 60 days of the date of this report.
(10)	Includes 950,000 shares issuable upon exercise of options that are exercisable within 60 days of the date of this report.
(11)	Includes 250,000 shares issuable upon exercise of warrants.
(12)	Based on information in a Schedule 13G filed with the SEC which provided beneficial ownership as of December 31, 2010.

The Board Unanimously Recommends that Shareholders Vote “For” Proposals 1, 2 and 3.

PROPOSAL 1. ELECTION OF DIRECTORS

Who are our current directors?

The following is a list of our current directors.  All directors serve one-year terms or until each of their successors are duly qualified and elected.

Name	Age	Position
Michael Brauser	55	Co-Chairman of the Board of Directors
Barry Honig	40	Co-Chairman of the Board of Directors
Brett Cravatt	37	Director
David Hills	55	Director
Frank Cotroneo	52	Director
William Wise	39	Director
Michael Mathews	49	Director
Michael Katz	32	Chief Executive Officer and Director

Who will be elected at the Annual Meeting?

Michael Brauser has served as Co-Chairman since August 2007.    Mr. Brauser has been the manager of Marlin Capital Partners, LLC, a private investment company, since 2003.  From 1999 through 2002, he served as President and Chief Executive Officer of Naviant, Inc. (eDirect, Inc.), an Internet marketing company.  He also was the founder of Seisant Inc. (eData.com, Inc.).  Between May 2010 and March 2011, Mr. Brauser served on the Board of Directors of Chromadex Corp., a publicly-traded developer of phytochemical and botanical reference standards.  Between October 2005 and November 2006, he served as Chairman of the Board of Directors of SendTec, Inc., a publicly-traded customer acquisition ad agency. Mr. Brauser was selected as a director due to his significant experience in the Internet industry as well as his extensive business and management expertise from his background as an executive officer of a number of public companies.  Mr. Brauser has extensive knowledge of Internet marketing companies, accounting and finance expertise.  He also is a large shareholder.

Barry Honig has served as Co-Chairman since August 2007. Since January 2004, Mr. Honig has been the President of GRQ Consultants, an investor and consultant to early stage companies. He also serves on the board of The Empire Sports and Entertainment Holdings Co., a publicly-traded promoter of entertainment and sports events.  Mr. Honig was selected to serve as a director on our Board due to his success as an investor, extensive knowledge of the capital markets, his judgment in assessing business strategies taking into account accompanying risks, and his knowledge of the marketing industry.

Brett Cravatt has served as a director since June 2009. Since 2006, Mr. Cravatt has been the Chief Executive Officer and founder of WebYES! LLC., an online media and marketing services company.  During this same time period, Mr. Cravatt co-founded and now serves as Chairman of Achieve Financial Services, one of the fastest growing general purpose reloadable debit card businesses. Prior to WebYES! and Achieve Financial Services, Mr. Cravatt served as the Chief Operating Officer and Chief Product Officer of Vendare Media, now part of Epic Advertising. Mr. Cravatt joined Vendare Media in March 2001 via the acquisition of SportSkill.com, a fantasy sports software company co-founded by Mr. Cravatt. Prior to SportSkill.com, Mr. Cravatt was a corporate securities attorney for Loeb & Loeb, LLP, where he handled various corporate matters for start-up companies and Fortune 1000 clients. Mr. Cravatt holds a Bachelor's degree in Political Science from U. C. Berkeley and a J. D. from Stanford Law School.  Mr. Cravatt was selected to serve as a director on our Board due to his valuable financial and legal expertise and his extensive experience with Internet marketing companies.

David Hills has served as a director since July 2010.  Since January 2011, Mr. Hills is the Chief Executive Officer of Buzz Logic, a marketing services company.  Before joining BuzzLogic, from January 2008 to December 2010 Dave was a General Partner with KPG Ventures,  a venture capital firm specializing in seed-stage, consumer internet technology companies.  From November 2004 to July 2007, Dave was President, Chief Executive Officer and Director of LookSmart, Ltd, a publicly-traded online advertising and technology company.  From July 2003 to October 2004, Mr. Hills served as President, Media Solutions at 24/7 Real Media, a leading global digital marketing company which was acquired by WPP in 2007. From 1980 to 2001 he served in various sales leadership capacities culminating in the role of Chief Operating Officer and President of Sales at About, Inc., a network of topic-specific Web sites.  Mr. Hills was selected to serve as a director on our Board due to his extensive senior executive management and public company experience and his in-depth knowledge of the Internet marketing industry.

Frank Cotroneo has served as a director since July 2010 and currently serves as chairman of the Audit Committee.  Mr. Cotroneo is the Founder and Chief Executive Officer of Core Business Consulting, LLC, a consulting firm specializing in business strategy, leadership development, business process reengineering and financial management advisory services.  Mr. Cotroneo previously served as Chief Operating Officer and Chief Financial Officer of Net Spend Corporation, one of the largest providers of general purpose reloadable debit cards and related services in the US from 2008 to 2009.  He is the former Chief Financial Officer of Axciom Corporation; from 2006 to 2007, former CFO of H&R Block; from 2000 to 2003 and former CFO of MasterCard International; from 1996 to 2000.  Mr. Cotroneo was selected to serve as a director on our Board due to his extensive senior executive management experience and financial expertise.

William Wise has served as a director since January 2011.  Mr. Wise is the Chief Executive Officer of MediaBank, a leading operating system for the advertising industry.  Mr. Wise joined MediaBank from Yahoo, where he oversaw the Company’s advertising platforms business, including the Right Media Exchange and APT by Yahoo, Yahoo’s intelligent media planning and buying platform.  Prior to this role, Mr. Wise served as President of Right Media, before its acquisition by Yahoo. He has also held various executive positions with DoubleClick from 1997 to 2003.  Mr. Wise was selected to serve as a director on our Board due to his extensive knowledge of the Internet marketing industry and management expertise.

Michael Mathews has served as a director since August 2007, and was our Chief Executive Officer from June 2007 until January 2011. Mr. Mathews also serves on the board of 5to1, Inc. a publicly-traded publisher-controlled online advertising alliance.  Prior to interclick, from 2004 to 2007, Mr. Mathews served as the senior vice-president of marketing and publisher services for World Avenue U.S.A., LLC, an Internet promotional marketing company. Mr. Mathews graduated from San Francisco State University with a degree in Marketing and holds a Masters in Business Administration from Golden Gate University. Mr. Mathews was selected to serve as a director on our Board due to his depth of knowledge of interclick, including its operations, its strategies, and his extensive knowledge of the Internet marketing industry.

Michael Katz has served as a director since August 2007, and has been our Chief Executive Officer since February 1, 2011.  Previously, Mr. Katz was our President since August 2007.  From 2003 until we acquired Desktop on August 31, 2007, Mr. Katz was the founder, Chief Executive Officer, and President of Desktop. Mr. Katz graduated from Syracuse University with a degree in Finance and Economics.  Mr. Katz was selected to serve as a director on our Board due to his depth of knowledge of interclick, including its operations, his extensive knowledge of the Internet marketing industry and his position as Chief Executive Officer of interclick.

Family Relationships

Michael Katz, our Chief Executive Officer and Director, is the brother of Andrew Katz, our Chief Technology Officer. Except for the foregoing, there are no other family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain legal Proceedings

To our knowledge, during the last ten years, none of our directors (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Required Vote

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect eight directors to our Board under Proposal 1. This means that the eight persons who receive the most votes are elected. For purposes of the election of directors, the withholding of authority by a shareholder as to the election of directors thus has no effect on the results of the election.

Recommendation

The Board unanimously recommends a vote “For” the election of the nominated slate of directors.

Corporate Governance

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of interclick and its shareholders.  The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of interclick.  The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The Board and its Committees meet throughout the year and act by written consent from time to time as appropriate.  The Board has formed Audit, Compensation and Nominating Committees.  Committees regularly report on their activities and actions to the Board.  The Board appoints members to its: Audit Committee, Compensation Committee and Nominating Committee.  The Audit Committee and the Nominating Committee each have a written charter approved by the Board.  These charters are available on our website at http://ir.interclick.com/governance.cfm.

The following table identifies the independent and non-independent current Board and Committee members:

Name	Independent	Audit	Compensation	Nominating

Michael Brauser	P		P	P
Barry Honig	P	P		P
Brett Cravatt	P	P	P	P
David Hills	P	P	P	P
Frank Cotroneo	P	P	P
William Wise	P	P	P	P
Michael Mathews
Michael Katz

In 2010, our Board held a total of six regularly scheduled and special meetings.  None of our incumbent directors attended less than 75% of the Board or committee meetings.  interclick does not have a policy with regard to board members’ attendance at annual meetings.  Michael Mathews was the only director who attended the 2010 Annual Meeting.

Our Board has determined that Messrs. Cravatt, Brauser, Honig, Cotroneo, Hills and Wise are independent under the NASDAQ Stock Market Listing Rules.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters including internal and disclosure controls and Sarbanes-Oxley compliance. The members of the Audit Committee are Frank Cotroneo (Chairman), Brett Cravatt, Barry Honig, Dave Hills and Bill Wise. Our Board has determined that Messrs. Cravatt and Cotroneo are each qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002. The Board has determined that Messrs. Cravatt, Honig, Cotroneo, Hills and Wise are independent in accordance with the NASDAQ Stock Market independence standards for audit committees.

Compensation Committee

The function of the Compensation Committee is to review and recommend the compensation of benefits payable to our officers, review general policies relating to employee compensation and benefits and administer our various stock option plans. The members of the Compensation Committee are Messrs. Brauser, Cravatt, Cotroneo, Hills (Chairman) and Wise.

Nominating Committee

The purpose and responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection or recommendation to the Board of nominees to stand for election as directors, the oversight of the evaluations of the Board and management, and review with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, including issues of diversity, age, skills such as understanding of technology, finance and marketing. The members of the Nominating Committee are Messrs. Cravatt, Brauser (Chairman), Honig, Hills and Wise.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. A copy of our Code of Ethics is available on our website at http://ir.interclick.com/governance.cfm.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix.  Although there are many other factors, the Board seeks individuals with experience on public company boards as well as experience with Internet marketing, legal and accounting skills.

Board Leadership Structure and Risk Oversight

Since we acquired Desktop in August 2007, our Board has separated the positions of Chairman of the Board and Chief Executive Officer.  Since that time, Messrs. Michael Brauser and Barry Honig have acted as our Co-Chairmen and Mr. Michael Mathews acted as our Chief Executive Officer until January 31, 2011 and Mr. Michael Katz has acted as our Chief Executive Officer since February 1, 2011.  Separating these positions allows Mr. Katz to focus on our day-to-day business while allowing the Co-Chairmen of the Board to lead the Board in its fundamental role of providing advice to management and acting as an independent oversight of management.  Because of our rapid growth, we believe that this leadership structure is appropriate for us. While our Bylaws and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate, the Board believes having these separate positions and having two independent outside directors serve as Co-Chairmen is the appropriate leadership structure for interclick at this time and demonstrates our commitment to good corporate governance.

Our risk management function is overseen by our Board.  Through our policies, our Code of Ethics and our Board committees’ review of financial and other risks, our management keeps our Board apprised of material risks and provides our directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect interclick, and how management addresses those risks.  Mr. Katz, a director and Chief Executive Officer, and Mr. Clark, our Chief Financial Officer, work closely together with the Board once material risks are identified on how to best address such risk.  If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. Presently, the primary risks affecting interclick include our ability to continue increasing market share in an intensely competitive online advertising market, successfully execute  our business strategy and deploy a differentiated technology solution, and effectively raise sufficient capital as we scale our business. The Board focuses on these key risks and interfaces with management on seeking solutions.

Shareholder Communications

Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board by writing to interclick, inc., 11 West 19th Street, 10th Floor, New York, NY 10011 Attention: Mr. Roger Clark, or by facsimile (646) 395-1777. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of five independent directors (as defined under Rule 5605(a)(2) of the NASDAQ Stock Market).  The Audit Committee operates under a written charter, which can be found in the Corporate Governance section of our website, www.interclick.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2010.

We have reviewed and discussed with management and J.H. Cohn LLP, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with J.H. Cohn LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and J.H. Cohn LLP, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from J.H. Cohn LLP required by applicable requirements of the PCAOB regarding J.H. Cohn LLP’s communications with the Audit Committee concerning independence, and have discussed with J.H. Cohn LLP, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K/A, for the fiscal year ended December 31, 2010 for filing with the SEC.

Frank Cotroneo, Chairman
David Hills
Barry Honig
Brett Cravatt
William Wise

Dated as of May 18, 2011

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC.  Based on the information available to us during 2010, we believe that all applicable Section 16(a) filing requirements were met on a timely basis.

Director Compensation

In 2010 our non-employee directors received $26,000 per year which was paid in equal installments each calendar quarter.  Directors who are employed by interclick are not compensated for their service on the Board.  Therefore, this table does not include Michael Mathews and Michael Katz.

The following table reflects compensation paid to the non-employee members of the Board for 2010 service:

2010 Director Compensation

Name (a)	Fees ($) (1)	Option Awards $ (2)

Michael Brauser	26,000
Brett Cravatt	26,000
Barry Honig	26,000
Frank Cotroneo	13,000	118,000
Dave Hills	13,000	118,000

(1)	The amounts in this column represent cash paid to non-employee directors.
(2)
Represents 50,000 5-year options to purchase common stock exercisable at $2.36 per share granted for joining the Board for 2010.  The options vest in equal annual increments over a three year period with the first vesting date being July 7, 2011

Beginning in 2011 our non-employee directors will receive $25,000 per year which will be paid in equal installments each calendar month.  Directors who are employed by interclick are not compensated for their service on the Board.

Fee
($)
Board Member	25,000
Committee Member	2,500
Vice Chairman	12,500
Audit Committee Chairman	12,500
Compensation Committee Chairman	10,000
Nominating Committee Chairman	10,000
Board Meeting - In Person*	750
Board Meeting - By Phone	250
Committee Meeting - In Person*	750
Committee Meeting - By Phone	250

* Plus reasonable travel expenses.

Executive Officers

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. All officers serve at the pleasure of the Board. The current executive officers of the Company are as follows:

Name	Age	Position
Michael Katz	32	Chief Executive Officer
Roger Clark	42	Chief Financial Officer
Andrew Katz	30	Chief Technology Officer
Jason Lynn	38	Chief Strategy Officer
Dave Myers	41	Executive Vice President, Operations

Information regarding the principal occupations of Michael Mathews and Michael Katz is set forth above under the heading, “Who are our Current Directors?” Information regarding the principal occupation of Roger Clark, Andrew Katz, Jason Lynn and Dave Myers is set forth below:

Roger Clark has served as our Chief Financial Officer since August 2009.  From 1994 until August 2009, Mr. Clark was an executive with IAC/InterActiveCorp., which operated more than 50 Internet businesses worldwide. From 2006 until 2009, Mr. Clark was Vice President, Finance at IAC Advertising Solutions and in 2009 served in the Office of the Chief Financial Officer at IAC Search & Media. From 2002 to 2006, Mr. Clark was the Vice President, Investor Relations and Finance at IAC/InterActiveCorp. Mr. Clark was an auditor with Ernst & Young, LLP from 1991 until 1994, and became a Certified Public Accountant in 1994; his current CPA status is not practicing.

Andrew Katz has served as our Chief Technology Officer since August 2007. From 2004 until we acquired Desktop on August 31, 2007, Mr. Katz was the Chief Technology Officer of Desktop. From February 2004 until July 1, 2008, Mr. Katz also served as the Chief Executive Officer of mStyle, LLC. Prior to mStyle, he served as the Senior Software Engineer for Jenzabar, Inc.

Jason Lynn has served as our Chief Strategy Officer since March 2010 and previously was our Vice President of Product Development from June 2008 until March 2010. From July 2007 through July 2008, Mr. Lynn was the Director of Solutions Engineering at Right Media, LLC, a wholly-owned subsidiary of Yahoo! Inc. From August 2006 through July 2007, Mr. Lynn was the Product Manager at TACODA Systems, Inc., a provider of behavioral targeting solutions to web publishers. From June 2004 until July 2006, he was self-employed as an IT Systems Consultant.   Previously, he spent seven years in the Internet technology space in positions with Intel, UUnet, and Navisite.

Dave Myers has served as our Executive Vice President, Operations since March 2010 and previously was our Vice President of Operations from April 2009 until March 2010. From 2006 until joining interclick, Mr. Myers worked for Yahoo! Inc. and Right Media (which was acquired by Yahoo! Inc. in July 2007) as a Senior Director of Advertiser Marketplaces Operations and Senior Director of Right Media Client Services, respectively. From 2004 to 2006, Mr. Myers was an Enterprise Services Engagement Manager at Microsoft Corporation.

 Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executives and (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.
•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.
•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Executive Compensation

The following information is related to the compensation paid, distributed or accrued by us for 2010 and 2009 to our Chief Executive Officer (principal executive officer) and the three other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000 (the “Named Executive Officers”).

2010 Summary Compensation Table

						Non-Equity
Name and				Stock	Option	Incentive Plan
Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Total
(a)	(b)	($)(c)	($)(d)	($)(e)(1)	($)(f)(1)	($)(g)(2)	($)(j)
Michael Mathews (3) (4)	2010	532,500		-	-	177,500	710,000
Chief Executive Officer	2009	347,618	-	-	124,000	177,500	649,118
Michael Katz (5)	2010	300,000		-	-	150,000	450,000
President	2009	295,833	60,000	-	763,000	90,000	1,208,833
Andrew Katz	2010	268,182		-	-	136,125	404,307
Chief Technology Officer (6)	2009	243,750	-	56,250	545,000	123,750	968,750
Roger Clark	2010	235,274		-	-	125,000	360,274
Chief Financial Officer (7)	2009	89,732	66,575	37,400	785,000	45,925	1,024,632

(1)
The amounts in these columns represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the recently revised SEC disclosure rules. These rules also require prior year amounts to be recalculated in accordance with the rule.  These amounts represent awards that are paid in shares of common stock or options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the Named Executive Officers.

(2)
Represents a cash bonus based on the satisfaction of a performance target of which the outcome was substantially uncertain to occur at the time it was established. Under SEC rules, when a cash bonus is substantially uncertain, the bonus is disclosed in this column.

(3)
On November 1, 2010 the Company and Mr. Michael Mathews entered into a Separation Agreement (the “Separation Agreement”).  In connection with the Separation Agreement, Mr. Mathews’ employment as the Chief Executive Officer of the Company terminated on January 31, 2011.

(4)	In connection with the Separation Agreement, Mr. Mathews received a payment of $177,500, which is equal to six months of his base annual salary.
(5)	On November 2, 2010, the Board of Directors unanimously approved the appointment of Michael Katz as Chief Executive Officer of the Company, effective February 1, 2011.
(6)	Includes 28,125 shares of restricted common stock which vesting terms were modified to provide for vesting each calendar quarter from semi-annually.
(7)	Mr. Roger Clark has been our Chief Financial Officer since August 7, 2009.

Named Executive Officer Compensation

Michael Mathews - Effective on June 28, 2007, we entered into an employment agreement with Michael Mathews, to serve as our Chief Executive Officer. In accordance with the employment agreement, Mr. Matthews was paid a base salary of: (i) $325,000 in his first year of employment, (ii) $340,000 in his second year of employment, and (iii) received $355,000 in his third year of employment and through the date of his separation from the Company, effective January 31, 2011.  For 2010, Mr. Mathews received a $177,500 bonus of which 50% was paid in August 2010 and the remaining 50% was paid in February 2011.  For 2009, Mr. Mathews received a $177,500 bonus, of which $149,167 was paid in February 2010.  Additionally, we agreed in 2007 to (i) pay his former employer $100,000, (ii) pay a $50,000 relocation fee and (iii) guarantee a $50,000 minimum bonus payment. Also in 2007, Mr. Mathews received 700,000 shares of vested founders stock and was granted 725,000 stock options vesting in quarterly increments over three years exercisable at $2.00 per share.  In February 2009, Mr. Mathews received 100,000 fully-vested stock options, exercisable at $1.52 per share.  On November 1, 2010, we entered into a Separation Agreement (the “Separation Agreement”) with Michael Mathews. Under the terms of the Separation Agreement, effective January 31, 2011, Mr. Mathews’ employment agreement was terminated and he  no longer serves as Chief Executive Officer of the Company.

Michael Katz - On August 31, 2007, we entered into an employment agreement with Michael Katz, to serve as our President. Under the agreement, Mr. Katz received an annual base salary of $250,000. In February 2009, Mr. Katz’s base salary was increased to $300,000. In January 2011, Mr. Katz’s base salary was increased to $400,000. In March 2011, the Board approved the issuance of 75,000 restricted shares to Mr. Katz under the 2007 Incentive Stock Award and Award Plan (the "Plan").  These shares shall vest in one-third installments over three years from the date of grant. Under his agreement, he also received a $75,000 signing bonus and a bonus based on pre-established performance milestones half payable in stock and half in cash. If the performance milestone is met, it shall equal 30% of his base salary for that year.  In March 2010, the Board approved an amendment to his agreement increasing the target bonus to 50%.  In the event that the Board and Mr. Katz are unable to agree on a mutually acceptable performance milestone, Mr. Katz will receive a guaranteed annual bonus for such fiscal year of not less than 15% of his base salary. In his sole discretion, Mr. Katz may elect to receive such annual bonus in capital stock at the basis determined by our Board.  For 2010, Mr. Katz received a $150,000 bonus, 50% of which was paid in August 2010 and the remaining 50% was paid in February 2011.  For 2009, Mr. Katz received a $150,000 bonus, of which $90,000 was paid in March 2010.  Additionally on August 31, 2007, Mr. Katz was granted 150,000 stock options vesting annually over a four year period exercisable at $2.00 per share and which are now fully vested. On June 5, 2009, Mr. Katz was granted 350,000 stock options vesting quarterly over four years beginning June 30, 2009, exercisable at $2.60 per share.  As of the date of this filing, Mr. Katz and the Company are negotiating in good faith a new multi-year employment agreement.

Andrew Katz - Effective March 3, 2008, we entered into an employment agreement with Mr. Andrew Katz, our Chief Technology Officer. The original term of his agreement expired on March 3, 2011 but automatically renewed for an additional one-year period.  Under the agreement Mr. Katz was paid a base salary of $225,000.  In March 2009, Mr. Katz’s salary was increased to $247,500.  In March 2010, Mr. Katz’s salary was increased to $272,250.  In January 2011, Mr. Katz’s salary was increased to $285,000.  In March 2011, the Board approved the issuance of 30,000 restricted shares to Mr. Katz under the Plan. These shares shall vest in one-third installments over three years from the date of grant. Under his agreement, he is entitled to receive a bonus based on pre-established performance milestones of which at least half would be payable in cash and the remainder in interclick stock. If the performance milestone is met, it shall equal 50% of his base salary for that year. For 2008, Mr. Katz received a cash bonus of $56,250 paid in 2009 and 28,125 shares of restricted stock to vest semi-annually over four years.  On October 14, 2009, we agreed to modify the vesting of these shares from vesting semi-annually to vesting each calendar quarter.  For 2009, Mr. Katz received a $123,750 bonus which was paid in February 2010. For 2010, Mr. Katz received a $136,125 bonus, 50% of which was paid in August 2010 and the remaining 50% was paid in February 2011.  Mr. Katz was granted 50,000 stock options exercisable at $2.00 per share vesting annually over four years beginning September 21, 2008.  In 2008, Mr. Katz was granted 100,000 stock options exercisable at $5.90 per share vesting annually over four years beginning March 3, 2009. On September 24, 2008, these options were repriced at $2.62 per share. On June 5, 2009, Mr. Katz was granted 250,000 stock options vesting quarterly over four years beginning June 30, 2009, exercisable at $2.60 per share.  As of the date of this filing, Mr. Katz and the Company are negotiating in good faith a new multi-year employment agreement.

Roger Clark - Effective August 7, 2009, we entered into a three-year employment agreement with Roger Clark, to serve as our Chief Financial Officer.  Mr. Clark received a $225,000 base salary in his first year of employment and will receive at least a 10% increase each year thereafter. In August 2010 the Board of Directors approved an increase in Mr. Clark’s base salary to $250,000. In March 2011, the Board approved the issuance of 40,000 restricted shares to Mr. Clark under the Plan. These shares shall vest in one-third installments over three years from the date of grant. In addition to a base salary, Mr. Clark is eligible to receive an annual bonus based upon the achievement of pre-established annual individual and interclick performance goals. If the performance goals are met, Mr. Clark’s bonus will be equal to 50% of his base salary for the year the milestone is met and may be paid in any combination of cash and interclick stock that Mr. Clark determines.  For 2010, Mr. Clark received a $125,000 bonus, of which 50% was paid in August 2010 and the remaining 50% was paid in February 2011. For 2009, Mr. Clark received a $112,500 bonus, of which $25,000 was paid in September 2009, and $87,500 was paid in March 2010.  Mr. Clark also received 10,000 shares of common stock which vested six months after commencing employment.  Mr. Clark was granted 250,000 stock options vesting in quarterly increments over three years beginning September 30, 2009, exercisable at $3.20 per share.

As previously outlined, the Company’s employment agreements with Mssrs. Mathews, Michael Katz, Andrew Katz, and Clark (collectively, the Named Executive Officers) provide for payment of a bonus based on performance goals or financial measures determined by the Company’s Board of Directors,  subject to the terms of the agreements.  The Board previously adopted annual milestones for the Company under which bonuses for fiscal year 2010 would be paid to the Named Executive Officers.

The Board of Directors on August 4, 2010 awarded mid-year bonuses equal to one-half of the bonus amount that the Named Executive Officers would have earned if the full year milestones were met prior to meeting the previously established milestones on the basis of the Company’s mid-year performance.  As a condition to receipt of the mid-year bonus, each of the Named Executive Officers entered into a clawback agreement under which the Named Executive Officer will be required to repay the bonuses to the Company within ninety (90) days of notice from the Company that the Company issues a restatement within 2 years as a result of which the Company reports revised financial results in which the annual milestone is not met.

Termination Provisions

The table below describes the severance payments that our executive officers are entitled to in connection with a termination of their employment upon death, disability, without cause, for good reason, change of control and the non-renewal of their employment at the discretion of interclick.  All of the termination provisions are intended to comply with Section 409A of the Internal Revenue Code of 1986, or the Code, and the Regulations thereunder.

	Roger Clark	Michael Katz	Andrew Katz

Death	None	12 months base salary	None
Total Disability	None	12 months base salary	None
Dismissal Without Cause	The greater of 12 months base salary or the remainder of the base salary due under the employment agreement and all stock options or shares of restricted stock immediately vest	The greater of 12 months base salary or the reminder of the base salary due under the employment agreement	Six months base salary
Resignation for Good Reason (1)	12 months base salary and all stock options or shares of restricted stock scheduled to vest within one year immediately vest	The greater of 12 months base salary or the remainder of the base salary due under the employment agreement	Six months base salary
Change of Control	All stock options and restricted stock immediately vest	All stock options and restricted stock immediately vest	None
Expiration of Initial Term and interclick does not renew	None	The greater of 12 months base salary or the remainder of the base salary due under the employment agreement	None

(1)
Generally, Good Reason in the above agreements include the material diminution of the executives’ duties, any material reduction in base salary without consent, the relocation of the geographical location where the executive performs services or any other action that constitutes a material breach by interclick under the employment agreements.

Outstanding Equity Awards at 2010 Fiscal Year-End

Listed below is information with respect to unexercised options, stock that has not vested and equity incentive awards for each Named Executive Officer as of December 31, 2010:

	OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)

Michael Mathews	725,000	-		2.00	8/28/12
	125,000	-		2.00	10/12/12
	100,000	-		1.52	2/6/14

Michael Katz	150,000	-		2.00	8/31/12
	153,125	196,875	(1)	2.60	6/5/14

Andrew Katz	37,500	12,500	(2)	2.00	9/21/12
	66,667	33,333	(3)	2.62	9/24/13
	109,375	140,625	(1)	2.60	6/5/14
						14,064	(5)	75,524	(5)

Roger Clark	125,000	125,000	(4)	3.20	8/7/14

(1)
These options vest quarterly over a four year period. The remaining options vest on March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013.

(2)	These options vest annually over a four year period. The remaining options vest on September 21, 2011.
(3)	These options vest annually over a three year period. During 2008, these options were repriced from $5.90 to $2.62. The remaining options vest on September 24, 2011.
(4)	These options vest quarterly over a three year period and the remaining vesting dates are March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012.
(5)
These shares vest quarterly over a four year period and the remaining vesting dates are March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012. The market value was calculated based on the product of the December 31, 2010 closing price of $5.37 and the number of shares remaining unvested at December 31, 2010.

Certain Relationships and Related Transactions

In March 2010, the Company purchased approximately $15,000 of computer equipment from a privately-held company in which the Company’s current Chief Executive Officer and Chief Technology Officer had a 54% ownership interest.

Review, Approval or Ratification of Transactions with Related Persons

As required under the Audit Committee Charter, our Audit Committee is responsible for reviewing and approving all related party transactions for potential conflict of interest situations.  A related party transaction refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

PROPOSAL 2.  RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011

Our Board has appointed J.H. Cohn LLP, or Cohn, to serve as our independent registered public accounting firm for the year ending December 31, 2011.  Cohn has acted as our principal accountant since October 5, 2009 and served as our principal accountant for the year ending December 31, 2010.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification.  However, interclick is submitting this matter to the shareholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of interclick and its shareholders.  If the appointment is not ratified, the Board will consider its options.

A representative of Cohn is expected to be present at the Annual Meeting.  He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms.  Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with interclick.  The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of interclick’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that interclick’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits.  Those are the responsibilities of management and interclick’s independent registered public accounting firm.  In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of interclick’s independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

Our Audit Committee reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm J.H. Cohn LLP (“Cohn” or “principal accountant”) as well as the fees charged for such services. In its review of non-audit service and its appointment of Cohn as our independent registered public accounting firm, the Audit Committee considered whether the provision of such services is compatible with maintaining independence.  Salberg & Co., P.A. (“Salberg”) was our independent registered public accounting firm for 2008 and provided services in 2009 until Cohn was appointed.  Salberg’s services in 2009 consisted of the review of interclick's financial statements for the quarters ended March 31 and June 30, 2009 and review of the August 2009 registration statement, the fees for which totaled $86,000.

All of the services provided and fees charged by Cohn and Salberg were approved by the Audit Committee. The following table shows the principal accountant fees for the years ended December 31, 2010 and 2009:

	2010	2009
Audit Fees (1)	$160,730	$109,531
A Audit Related Fees (2)	$5,377	$50,944
Tax Fees	$60,036	$-
All Other Fees	$1,570	$-

(1)	Audit fees – these fees relate to the audits of our annual consolidated financial statements and the reviews of our interim quarterly consolidated financial statements.
(2)	Audit related fees – The audit related fees for the years ended December 31, 2010 and 2009 were for professional services rendered for assistance with reviews of documents filed with the SEC.

Vote Required

The affirmative vote of the majority of the votes cast at the annual meeting is required for the ratification of the appointment of J.H. Cohn LLP as interclick’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Recommendation

The Board recommends a vote “For” this proposal.

PROPOSAL 3. RATIFICATION AND APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN

There is being submitted to the shareholders at the Annual Meeting, the ratification and approval of the Company’s 2011 Equity Incentive Plan (the “2011 Plan”), a copy of which is included as Appendix A, pursuant to which the Company may grant an aggregate of approximately 1,700,000 shares of the Company’s common stock (the “Common Stock”) to the Company’s directors, officers, employees or consultants.

Description of the 2011 Plan

The Board believes that in order to attract and retain the services of executives and other key employees, it is necessary for the Company to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, on May 17, 2011, the Board adopted, subject to stockholder approval, the 2011 Plan, covering approximately 1,700,000 shares of Common Stock.  The 2011 Plan has been designed to provide the Compensation Committee with an integral resource as it evaluates the Company’s compensation structure, performance incentive programs, and long-term equity targets for executives and key employees during 2011.  This evaluation process will be facilitated by an independent compensation consultant.  Set forth below is a summary of the 2011 Plan, but this summary is qualified in its entirety by reference to the full text of the 2011 Plan, a copy of which is included as Appendix A.

Administration

Generally, the 2011 Plan will be administered by the Board or any of its committees in accordance with the 2011 Plan (the “Administrator”), provided, however, that:

(i)
To the extent permitted by applicable laws, the 2011 Plan may be administered by different bodies with respect to directors, officers who are not directors and employees who are neither directors nor officers;

(ii)
To the extent that the Administrator determines it to be desirable to qualify awards granted under the 2011 Plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the 2011 Plan shall be administered by a committee consisting solely of two or more “outside directors” within the meaning of Section 162(m) of the Code;

(iii)
With respect to options grants made to employees who are also officers subject to Section 16(b) of the Exchange Act of 1934 (the “Exchange Act”) the 2011 Plan shall be administered by (A) the Board, if the Board may administer the 2011 Plan in compliance with Rule 16b-3, or (B) a committee designated by the Board to administer the 2011 Plan, which committee shall be constituted to comply with Rule 16b-3;

(iv)
With respect to award grants made to employees or consultants who are not officers of the Company, the 2011 Plan shall be administered by (A) the Board, (B) a committee designated by the Board, or (C) a sub-committee designated by the designated committee, which committee or sub-committee shall be constituted to satisfy applicable laws;

(v)	Any award grants to outside directors shall be made by the Board or a committee thereof; and
(vi)
the Board, by a resolution adopted by the Board, or a committee comprised solely of directors may delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable laws, to one or more Officers of the Company, its powers under the 2011Plan (a) to designate the employees of the Company who will receive grants of awards under the 2011 Plan provided such Officers will not be permitted to designate awards to other Officers, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards.

Eligibility

Generally, the persons who are eligible to receive grants are directors, officers, employees or consultants to the Company. Incentive stock options may only be granted to employees, including officers and directors employed by the Company.

Awards Granted under the 2011 Plan

Awards granted under the 2011 Plan include Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, or Dividend Equivalents.

Stock Subject to the 2011 Plan

Stock subject to grants may be authorized, but unissued, or reacquired Common Stock. Subject to adjustment as provided in the 2011 Plan, (i) the maximum aggregate number of shares of Common Stock that may be issued under the 2011 Plan is 1,300,000, plus (ii)  the shares of Common Stock subject to stock options or similar awards granted under the 2007 Stock Incentive Plan and the 2007 Incentive Stock and Award Plan that expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under the 2007 Stock Incentive Plan and the 2007 Incentive Stock and Award Plan that are forfeited to or repurchased by the Company, with the maximum number of shares of Common Stock to be added to the 2011 Plan pursuant to clause (ii) equal to approximately 400,000 shares.

Terms and Conditions of Options

Options awarded under the 2011 Plan shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of shares of Common Stock subject to a participant’s Incentive Stock Options granted by the Company that become exercisable for the first time during any calendar year (under all plans of the Company) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.

The term of each Option shall be stated in a notice of grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the notice of grant. Moreover, in the case of an Incentive Stock Option granted to a participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in a notice of grant.

Terms and Conditions of Stock Appreciation Rights

Stock Appreciation Rights, (“SARs”) may be granted to participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The per share exercise price for the shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the fair market value per share on the date of grant. Otherwise, subject to the 2011 Plan, the Administrator, shall has complete discretion to determine the terms and conditions of SARs granted under the 2011 Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

Terms and Conditions of Restricted Stock

Restricted Stock may be granted to participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to the 2011 Plan, the Administrator shall have complete discretion to determine (i) the number of shares subject to a Restricted Stock award granted to any participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

The Administrator, subject to the provisions of the 2011 Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the 2011 Plan; provided that Restricted Stock may only be issued in the form of shares. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded. Any certificates representing the shares of stock awarded shall bear such legends as shall be determined by the Administrator.

Terms and Conditions of Restricted Stock Units

Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the 2011 Plan, it shall advise the participant in writing or electronically of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to the 2011 Plan, may be left to the discretion of the Administrator.  Until the Shares underlying the Restricted Stock Units are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Restricted Stock Units.

The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals, or any other basis determined by the Administrator in its discretion. Upon meeting the applicable vesting criteria, the participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

Terms and Conditions of Performance Shares

Subject to the terms and conditions of the 2011 Plan, Performance Shares may be granted to participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to the 2011 Plan, the Administrator shall have complete discretion to determine (i) the number of shares subject to a Performance Share award granted to any participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of shares subject to an Award. Until the shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire shares.

The Administrator, subject to the provisions of the 2011 Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the 2011 Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares Award Agreement as a condition of the award. Any certificates representing the shares of stock awarded shall bear such legends as shall be determined by the Administrator.

Terms and Conditions of Performance Units

Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying shares, determined as of the vesting date. Subject to the terms and conditions of the 2011 Plan, Performance Units may be granted to participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder. Subject to the 2011 Plan, the Administrator will have complete discretion in determining the number of Performance Units granted to any participant. The Administrator, subject to the provisions of the 2011 Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the 2011 Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

Transferability of Awards

Except as determined otherwise by the Administrator in its sole discretion (but never a transfer in exchange for value), Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, without the prior written consent of the Administrator. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

Merger or Change in Control

In the event of a merger or Change in Control (as defined in the 2011 Plan), (i) each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation, provided, however, that if an officer has entered into an employment agreement that is in effect at the time of the consummation of a merger or Change in Control, and the terms as set forth in such employment agreement regarding the treatment of Awards in the event of a merger or Change of Control are more favorable to the officer than as determined by the Administrator, then such terms set forth in such employment agreement shall govern, (ii) the Administrator will not be required to treat all Awards similarly in the transaction, and (iii) the 2011 Plan shall terminate upon the consummation of the merger or Change in Control.

In the event that the successor corporation does not assume or substitute for the Award, (x) the Board of Directors will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, and (y) if the Administrator so provides, in its sole discretion, Employees will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

With respect to Awards granted to an outside director that are assumed or substituted for in a Change in Control or merger, if on the date of or following such assumption or substitution the participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the participant (unless such voluntary resignation is at the request of the acquirer), then the Outside Director will immediately vest 100% in all such Awards.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the 2011 Plan for participants who are both citizens and residents of the United States.  This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant's tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant's tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant's tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant's tax basis will equal the fair market value of the share on the date of exercise and the participant's holding period will begin on the day after the exercise date. The participant's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under "Incentive Stock Options - Disposition of Incentive Option Shares," will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an ISO will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the "spread") generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant's federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares. If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the 2011 Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

2011 Plan Benefits

No determination has been made as to the types or amounts of awards that will be granted to specific individuals under the 2011 Plan.

Vote Required

The affirmative vote of the majority of the votes cast at the annual meeting is required for the ratification  and approval of the 2011 Equity Incentive Plan.

Recommendation

The Board recommends a vote “For” the ratification and approval of the 2011 Equity Incentive Plan

OTHER MATTERS

interclick has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters.  However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly.  In the event you are able to attend the Annual Meeting, at your request, interclick will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Annual Reports and Form 10-K/A

Additional copies of interclick’s Annual Report and Form 10-K/A for the fiscal year ended December 31, 2010 may be obtained without charge by writing to the Corporate Secretary, interclick, inc., 11 West 19th Street, 10th Floor, New York, New York 10011. interclick’s Annual Report and Form 10-K/A can also be found on interclick's website: www.interclick.com.

By Order of the Board of Directors

/s/ Roger Clark
Roger Clark
Chief Financial Officer, Treasurer and Secretary

May 18, 2011

APPENDIX A

interclick, inc.

2011 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers and to promote the success of the Company’s business.

Awards to Service Providers granted hereunder may be Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, or Dividend Equivalents, at the discretion of the Administrator and as reflected in the terms of the written Award Agreement.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” shall mean the legal requirements relating to the administration of equity incentive plans under Delaware corporate, securities laws, the Code, and the rules and policies of any exchanges or quotation systems on which the Common Stock is listed or quoted.

(c) “Award” shall mean, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, or Dividend Equivalents.

(d) “Award Agreement” shall mean the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Awarded Stock” shall mean the Common Stock subject to an Award.

(f) “Board” shall mean the Board of Directors of the Company.

(g) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), (A) if any Person is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person is not considered to cause a change in the ownership of the Company, and (B) an increase in the percentage of stock owned by any Person as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition. This subsection (i) applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction; or

(ii) A change in the effective control of the Company which occurs (A) on the date that a Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of the Company, or (B) on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election. For purposes of this clause, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i) “Common Stock” shall mean the Common Stock of the Company.

(j) “Committee” shall mean the Committee appointed by the Board of Directors or a sub-committee appointed by the Board’s designated committee in accordance with Section 4(a) of the Plan, if one is appointed.

(k) “Company” shall mean interclick, inc.

(l) “Consultant” shall mean any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services; provided, however, that the term “Consultant” shall not include Outside Directors, unless such Outside Directors are compensated for services to the Company other than pursuant to their services as a Director.

(m) “Director” shall mean a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o) “Dividend Equivalent” shall mean a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. Dividend Equivalents shall be subject to the same vesting restrictions as the related Shares subject to an Award.

(p) “Employee” shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s) “Fair Market Value” shall mean as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported on Nasdaq.com, in The Wall Street Journal, or such other source as the Administrator deems reliable or shall be such other value determined in good faith by the Administrator;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable or shall be such other value determined in good faith by the Administrator; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(t) “Fiscal Year” shall mean a fiscal year of the Company.

(u) “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(v) “Nonqualified Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(w) “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” shall mean a stock option granted pursuant to the Plan.

(y) “Optioned Stock” shall mean the Common Stock subject to an Option.

(z) “Outside Director” means a Director who is not an Employee or Consultant.

(aa) “Parent” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” shall mean an Employee, Consultant or Outside Director who receives an Award.

(cc) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award using criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment) , or any other basis determined by the Administrator in its discretion.

(dd) “Performance Share” shall mean a performance share Award granted to a Participant pursuant to Section 13.

(ee) “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 14.

(ff) “Plan” shall mean this 2011 Equity Incentive Plan, as amended.

(gg) “Restricted Stock” shall mean a restricted stock Award granted to a Participant pursuant to Section 11.

(hh) “Restricted Stock Unit” shall mean a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 12. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii) “Rule 16b-3” shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj) “Section 16(b)” shall mean Section 16(b) of the Exchange Act.

(kk) “Service Provider” means an Employee, Consultant or Outside Director.

(ll) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 19 of the Plan.

(mm) “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted pursuant to Section 8 of the Plan.

(nn) “Subsidiary” shall mean a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Initial Reserve. Subject to the provisions of Section 19 of the Plan, (i) the maximum aggregate number of Shares that may be issued under the Plan is 1,300,000 Shares, plus (ii)  any Shares subject to stock options, restricted stock, or similar awards granted under the 2007 Stock Incentive Plan and the 2007 Incentive Stock and Award Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2007 Stock Incentive Plan and the 2007 Incentive Stock and Award Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clause (ii)  equal to 400,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used, if permitted by the Administrator, to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 19, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b).

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. To the extent permitted by Applicable Laws, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee consisting solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Administration With Respect to Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may change the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3.

(iv) Administration With Respect to Other Persons. With respect to Award grants made to Employees or Consultants who are not Officers of the Company, the Plan shall be administered by (A) the Board, (B) a committee designated by the Board, or (C) a sub-committee designated by the designated committee, which committee or sub-committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee or sub-Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

(v) Administration With Respect to Outside Directors. Any Award grants to Outside Directors shall be made by the Board or a committee thereof. The Board or a committee thereof shall administer the Plan with respect to Outside Director Awards.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value in accordance with Section 2(s) of the Plan;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine whether and to what extent Awards are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions of any, and to institute any Exchange Program;

(vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards vest or may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions (subject to compliance with applicable laws, including Code Section 409A), and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

(x) to modify or amend each Award (subject to Section 6 and Section 22(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan (but in no event more than ten years from the grant date);

(xi) to allow, or to prohibit at the Administrator’s sole discretion, Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii) to determine the terms and restrictions applicable to Awards;

(xiv) to determine whether Awards (other than Options or SARs) will be adjusted for Dividend Equivalents;

(xv) to determine the treatment of any outstanding Awards; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Delegation. The Board may, by a resolution adopted by the Board, delegate responsibility for administering the Plan, including with respect to designated classes of Employees and Consultants, to different committees consisting of one or more Directors subject to such limitations as the Board deems appropriate. The Board or a committee comprised solely of directors may delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other Applicable Laws, to one or more Officers of the Company, its powers under this Plan (a) to designate the Officers and Employees of the Company and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards.

(d) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

5. Eligibility. Awards may be granted only to Service Providers. Incentive Stock Options may be granted only to Employees. A Service Provider who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award or Awards.

6. Code Section 162(m) Provisions.

(a) Option and SAR Annual Share Limit. No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 1,000,000 Shares; provided, however, that such limit shall be 2,000,000 Shares in the Participant’s first Fiscal Year of Company service.

(b) Restricted Stock, Performance Share and Restricted Stock Unit Annual Limit. No Participant shall be granted, in any Fiscal Year, more than 500,000 Shares in the aggregate of the following: (i) Restricted Stock, (ii) Performance Shares, or (iii) Restricted Stock Units; provided, however, that such limit shall be 1,000,000 Shares in the Participant’s first Fiscal Year of Company service.

(c) Performance Units Annual Limit. No Participant shall receive Performance Units, in any Fiscal Year, having an initial value greater than $1,000,000, provided, however, that such limit shall be $2,000,000 in the Participant’s first Fiscal Year of Company service.

(d) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e) Changes in Capitalization. The numerical limitations in Sections 6(a) and (b) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 19(a).

7. Stock Options.

(a) Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s incentive stock options granted by the Company, any Parent or Subsidiary, that become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 7(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b) Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

(c) Exercise Price and Consideration.

(i) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A) In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) In the case of any other Incentive Stock Option and any Nonqualified Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(d) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i) cash;

(ii) check;

(iii) broker-assisted cashless exercise;

(iv) any combination of the foregoing methods of payment; or such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(v) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

8. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(a) hereof, the Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b) Exercise Price and other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Otherwise, subject to Section 6(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

(c) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

(d) Payment upon Exercise of SAR. At the discretion of the Administrator, but only as specified in the Award Agreement, payment for a SAR may be in cash, Shares or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the SAR may only be in Shares.

(e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

9. Exercise of Option or SAR.

(a) Procedure for Exercise; Rights as a Shareholder. (i) Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

(ii) An Option or SAR may not be exercised for a fraction of a Share.

(iii) An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and, with respect to Options only, full payment for the Shares with respect to which the Option is exercised has been received by the Company. With respect to Options only, full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7(d) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 19 of the Plan.

(b) Termination of Status as a Service Provider. If a Participant ceases to serve as a Service Provider, other than upon their death or Disability, he or she may, but only within 90 days (or such other period of time as is determined by the Administrator and as set forth in the Option or SAR Agreement) after the date he or she ceases to be a Service Provider, exercise his or her Option or SAR to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option or SAR at the date of such termination, or if he or she does not exercise such Option or SAR (which he or she was entitled to exercise) within the time specified herein, the Option or SAR shall terminate.

(c) Disability. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR within such period of time as is specified in the Award Agreement to the extent the Option or SAR is vested on the date of termination (but in no event later than the earlier of 10 years or the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(d) Death of Participant. If a Participant dies while a Service Provider, the Option or SAR may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the option be exercised later than the expiration of the term set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option or SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option or SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following Participant’s death. If the Option or SAR is not so exercised within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

10. RESERVED.

11. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan; provided that Restricted Stock may only be issued in the form of Shares. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

12. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in writing or electronically of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 6(b) hereof, may be left to the discretion of the Administrator. Until the Shares underlying the Restricted Stock Units are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator, in its sole discretion, but only as specified in the Award Agreement, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the Restricted Stock Units may only be in Shares.

(e) Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

13. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

14. Performance Units.

(a) Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

(b) Number of Performance Units. Subject to Section 6(c) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

(c) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

(d) Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

15. RESERVED.

16. Leaves of Absence. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall cease commencing on the first day of any unpaid leave of absence and shall only recommence upon return to active service.

17. Part-Time Service. Unless otherwise required by Applicable Laws, if as a condition to being permitted to work on a less than full-time basis, the Administrator may determine in its discretion the degree to which, if at all, that any service-based vesting of Awards granted hereunder may be extended on a proportionate basis in connection with such transition to a less than a full-time basis, vesting shall be adjusted in accordance with such agreement. Such vesting shall be proportionately re-adjusted prospectively in the event that the Employee subsequently becomes regularly scheduled to work additional hours of service.

18. Non-Transferability of Awards. Except as determined otherwise by the Administrator in its sole discretion (but never a transfer in exchange for value), Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant, without the prior written consent of the Administrator. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

19. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change in Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the annual share limitations under Sections 6(a) and (b) hereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. (i) In the event of a merger or Change in Control, (x) each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, provided, however, that if an Officer has entered into an employment agreement that is in effect at the time of the consummation of a merger or Change in Control, and the terms as set forth in such employment agreement regarding the treatment of Awards in the event of a merger or Change of Control are more favorable to the Officer than as determined by the Administrator, then such terms set forth in such employment agreement shall govern, (y) the Administrator will not be required to treat all Awards similarly in the transaction, and (z) the Plan shall terminate upon the consummation of the merger or Change in Control.

(ii) In the event that the successor corporation does not assume or substitute for the Award, (x) the Board of Directors will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, and (y) if the Administrator so provides, in its sole discretion, Employees will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(iii) For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(iv) Notwithstanding anything in this Section 19(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for in a Change in Control or merger, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such voluntary resignation is at the request of the acquirer), then the Outside Director will immediately vest 100% in all such Awards.

20. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award or such later date as is specified by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

21. Term of Plan. The Plan shall continue in effect until ten years from the date of its initial adoption by the Board, or such other date of effectiveness as determined by the Board.

22. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

23. Conditions Upon Issuance of Shares. (i) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(ii) As a condition to the exercise or payout, as applicable, of an Award, the Company may require the person exercising such Option or SAR, or in the case of another Award (other than a Dividend Equivalent or Performance Unit), the person receiving the Shares upon vesting, to render to the Company a written statement containing such representations and warranties as, in the opinion of counsel for the Company, may be required to ensure compliance with any of the aforementioned relevant provisions of law, including a representation that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required.

24. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

25. Section 409A Compliance. Awards granted hereunder are intended to comply with the requirements of Section 409A of the Code to the extent Section 409A of the Code applies to such Awards, and any ambiguities in this Plan or Awards granted hereunder will be interpreted to so comply. The terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with the foregoing intention to the extent the Administrator deems necessary or advisable in its sole discretion. Notwithstanding any other provision in the Plan, the Administrator, to the extent it unilaterally deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan.

26. Dodd-Frank Clawback. In the event that the Company is required to restate its audited financial statements due to material noncompliance with any financial reporting requirement under the securities laws, each current or former executive officer Participant shall be required to immediately repay the Company any compensation they received pursuant to Awards hereunder during the three-year period preceding the date upon which the Company is required to prepare the restatement that is in excess of what would have been paid to the executive officer Participant under the restated financial statement, in accordance with Section 10D of the Exchange Act and any rules promulgated thereunder. Any amount required to be repaid hereunder shall be determined by the Board or its Committee in its sole discretion, unless otherwise required by Applicable Laws, and shall be binding on all current and former executive officer Participants.

interclick, inc.

2011 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the interclick, inc. 2011 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.	NOTICE OF GRANT

[Optionee’s Name and Address]

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number

Grant Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	Nonqualified Stock Option

Term/Expiration Date:	10 Years From the Grant Date

Vesting Terms:

Subject to accelerated vesting as set forth in duly authorized written agreements by and between Optionee and the Company, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Vesting Commencement Date:

Vesting Interval:

II.	AGREEMENT

1.	Grant of Option.

The Company hereby grants to the Optionee (the “Optionee”) named in the Notice of Grant section of this Agreement (the “Notice of Grant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan (which is incorporated herein by reference) and this Option Agreement. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Terms set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement, subject to Optionee’s remaining a Service Provider on each vesting date.

(b) Post-Termination Exercise Period. If Optionee ceases to be a Service Provider, then this Option may be exercised, but only to the extent vested on the date of such cessation as a Service Provider, until the earlier of (i) ninety days after the date upon which Optionee ceases to be a Service Provider, or (ii) the original ten-year Option term.
(c) Method of Exercise. This option may be exercised with respect to all or any part of any vested Shares by giving the Company or any stock option plan administrator designated by the Company written or electronic notice of such exercise, in the form designated by the Company or the Company’s designated third-party stock option plan administrator, specifying the number of shares as to which this option is exercised and accompanied by payment of the aggregate Exercise Price as to all exercised shares.

This Option shall be deemed to be exercised upon receipt by the Company or any third-party stock option plan administrator designated by the Company of such fully executed exercise notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with applicable laws. Assuming such compliance, for income tax purposes the exercised shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such exercised shares.

(d) Payment of Exercise Price. Payment of the aggregate exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash; or

(ii) check; or

(iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price.

3.	Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

4.	Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

5.	Tax Consequences.

Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of a Nonqualified Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

6.	Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the state Delaware.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the

Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	INTERCLICK, INC.

Signature	By

Print Name	Title

Residence Address

interclick, inc.

2011 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the interclick, inc. 2011 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Award Agreement (the “Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK UNIT

Name: __________________________________

You have been granted an Award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:________________

Total Number of RSUs Granted: ________________________

Vesting Start:____________

Vesting Frequency:___________

II.	AGREEMENT

1. Grant of Restricted Stock Unit. The Company hereby grants to the Participant named in the Notice of the Grant of Restricted Stock Units attached as Part I of this Agreement (“Notice of Grant”) an award of RSUs, as set forth in the Notice of Grant and subject to the terms and conditions in this Agreement and the Plan.

2. Company’s Obligation. Each RSU represents the right to receive a Share on the vesting date. Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting. The RSUs awarded by this Agreement will vest in the Participant according to the vesting terms specified in the Notice of Grant.

4. Forfeiture upon Termination as Employee, Director or Consultant. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company.

5. Payment upon Vesting. Any RSUs that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in Shares.

6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker.

8. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

9. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

10. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

11. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	INTERCLICK, INC.

By:
Signature

Title:
Print Name

Date:	Date:

Residence Address

interclick, inc.

2011 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Unless otherwise defined herein, the terms defined in the interclick, inc. 2011 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Agreement (the “Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK

Name: __________________________________

You have been granted an Award of shares of Restricted Stock of interclick, inc. (the “Shares”), subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:________________

Total Number of Shares Granted: ________________________

Vesting Start:____________

Vesting Frequency:___________

II.	AGREEMENT

1. Grant of the Shares . The Company hereby grants to the Participant named in the Notice of the Grant of the Shares attached as Part I of this Agreement (“Notice of Grant”) an award of the Shares, as set forth in the Notice of Grant and subject to the terms and conditions in this Agreement and the Plan.

2. Company’s Obligation. Each Share represents the right to receive a Share on the vesting date. Unless and until the Shares vest, the Participant will have no right to receive Shares. Prior to actual distribution of Shares pursuant to any vested Shares, such Shares will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting. The Shares awarded by this Agreement will vest in the Participant according to the vesting terms specified in the Notice of Grant.

4. Forfeiture upon Termination as Employee, Director or Consultant. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates as a Service Provider for any or no reason prior to vesting, the unvested Shares awarded by this Agreement will thereupon be forfeited at no cost to the Company.

5. Payment upon Vesting. Any Shares that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in Shares, provided that to the extent determined appropriate by the Company, the minimum statutorily required federal, state and local withholding taxes with respect to such Shares will be paid by reducing the number of vested Shares actually paid to the Participant.

6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker.

8. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

9. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

10. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

11. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	INTERCLICK, INC.

By:
Signature

Title:
Print Name

Date:	Date:

Residence Address